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Scudder Variable Series II


Scudder Salomon Aggressive Growth Portfolio



Supplement to the currently effective prospectuses

The following information supplements the "Portfolio Subadvisors" section of the prospectus.

On June 24, 2005, Citigroup Inc. ("Citigroup") announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. ("Legg Mason").

As part of this transaction, Salomon Brothers Asset Management Inc., the portfolio's subadvisor pursuant to an interim agreement, currently an indirect, wholly owned subsidiary of Citigroup, would become an indirect, wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the portfolio's current subadvisory contract. The Board of Scudder Variable Series II has approved a new subadvisory contract in connection with the transaction and the new subadvisory contract will be presented to the shareholders of the portfolio for their approval.





























               Please Retain This Supplement for Future Reference





September 19.2005